UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2013

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Essex Property Trust, Inc. (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K/A for the year ended December 31, 2011 (“Form 10-K”), and the accompanying  selected financial data,  to satisfy the U.S. Securities and Exchange Commission (“SEC”) requirements as they relate to the Company’s expected registration statement.  The SEC staff states that if a registrant retrospectively applies requirements of U.S. generally accepted accounting principles (“GAAP”) in its interim financial statements and the registrant intends to reflect the retrospective revision in prior year comparative annual financial statements included in its next annual report, the SEC would expect the registrant to file revised annual financial statements prior to filing a registration statement if the impact on those prior period financial statements is material.  The revised financial statements filed with this Current Report on Form 8-K reflect the presentation of discontinued operations for the operating results of two properties sold in 2012 and the presentation of the consolidated statements of comprehensive income in accordance with Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income.

This Current Report on Form 8-K updates Items 6, 7, and 8 of the Company’s Form 10-K/A, including the financial statements therein, to reflect these revisions.  The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1.  Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2011.

Item 9.01. Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

12.1	Schedule of Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Updated financial information for the year ended December 31, 2011:

Item 6.  Selected Financial Data;

Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Item 8.  Financial Statements and Supplementary Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX PROPERTY TRUST, INC.
(Registrant)

Date: February 7, 2013

By: /S/ MICHAEL T. DANCE

Michael T. Dance
Executive Vice President, Chief Financial Officer (Authorized Officer, Principal Financial Officer)

By: /S/ BRYAN G. HUNT

Bryan G. Hunt
First Vice President, Chief Accounting Officer

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